EXHIBIT 99.1
FOR IMMEDIATE RELEASE

FROM: MSA Safety Incorporated
Ticker: MSA (NYSE)
Media Relations Contact: Mark Deasy (412) 559-8154
Investor Relations Contact: Larry De Maria (917) 245-7463

MSA Safety Announces Fourth Quarter and Full-Year 2025 Results

Fourth Quarter 2025 Highlights

•Achieved net sales of $511 million, a 2% GAAP increase and (3)% organic(a) decrease year-over-year primarily due to timing delays in fire service

•Generated GAAP operating income of $114 million, or 22.3% of net sales, and adjusted operating income of $122 million, or 23.9% of net sales

•Recorded GAAP net income of $87 million, or $2.21 per diluted share, and adjusted earnings of $93 million, or $2.38 per diluted share

•Returned a total of $61 million to shareholders via $40 million of share repurchases and $21 million of dividends, repaid $48 million of debt, and invested $16 million for capital expenditures

Full-Year 2025 Highlights

•Achieved net sales of $1.9 billion, a 4% GAAP increase and 1% organic increase year-over-year, including timing delays in fire service

•Generated GAAP operating income of $372 million, or 19.8% of net sales, and adjusted operating income of $415 million, or 22.1% of net sales

•Recorded GAAP earnings of $279 million, or $7.09 per diluted share, and adjusted earnings of $312 million, or $7.93 per diluted share

•Acquired M&C TechGroup for $189 million, returned a total of $162 million to shareholders via $80 million of share repurchases and $82 million of dividends, and invested $68 million for capital expenditures

•Maintain strong balance sheet and ample liquidity to support Accelerate strategy

PITTSBURGH, February 11, 2026 - Global safety equipment and solutions provider MSA Safety Incorporated (NYSE: MSA) today reported financial results for the fourth quarter and year ended December 31, 2025.
(a) Definition of organic revenue growth provided on the bottom of page ten.
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“We reported solid 2025 performance in a challenging operating environment,” said Steve Blanco, MSA Safety President and Chief Executive Officer. “Our team delivered resilient full-year results despite headwinds to organic sales and margins, driven by strong execution and effective SG&A management. This year, our sales growth headwinds included pockets of industrial end market weakness, timing challenges in the U.S. fire service, and difficult comparisons. We are entering 2026 with strong momentum, due to our Mission-driven commitment to deliver innovative products and solutions to our customers, along with a solid commercial pipeline. The team remains confident in our ability to execute our Accelerate strategy to deliver on our 2028 financial commitments."
Financial Highlights

	Three Months Ended December 31,			Twelve Months Ended December 31,
(In millions, except per share data and percentages)	2025	2024	% Change (a)	2025	2024	% Change (a)
Net Sales	$511	$500	2%	$1,875	$1,808	4%
GAAP
Operating income	114	118	(3)%	372	389	(4)%
% of Net sales	22.3%	23.5%	(120) bps	19.8%	21.5%	(170) bps
Net income	87	88	(1)%	279	285	(2)%
Diluted EPS	$2.21	$2.22	—%	$7.09	$7.21	(2)%
Non-GAAP
Adjusted EBITDA	$136	$135	1%	$473	$469	1%
% of Net sales	26.6%	26.9%	(30) bps	25.2%	26.0%	(80) bps
Adjusted operating income	$122	$120	1%	$415	$414	—%
% of Net sales	23.9%	24.0%	(10) bps	22.1%	22.9%	(80) bps
Adjusted earnings	93	89	5%	312	305	2%
Adjusted diluted EPS	$2.38	$2.25	6%	$7.93	$7.70	3%
Free cash flow	106	93	13%	295	242	22%
Free cash flow conversion	122%	106%		106%	85%
Americas Segment
Net sales	$335	$337	(1)%	$1,262	$1,247	1%
GAAP operating income	101	101	—%	356	371	(4)%
% of Net sales	30.3%	30.1%	20 bps	28.2%	29.8%	(160) bps
Adjusted operating income	104	104	—%	365	380	(4)%
% of Net sales	31.0%	30.7%	30 bps	28.9%	30.5%	(160) bps
International Segment
Net sales	$176	$163	8%	$613	$561	9%
GAAP operating income	27	28	(3)%	79	79	—%
% of Net sales	15.4%	17.1%	(170) bps	12.9%	14.1%	(120) bps
Adjusted operating income	30	29	3%	93	85	10%
% of Net sales	16.8%	17.6%	(80) bps	15.2%	15.1%	10 bps
(a) Percentage change may not calculate exactly due to rounding.
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Balance Sheet and Cash Flow
“While macroeconomic conditions presented challenges, MSA delivered organic sales growth within our low-single digit 2025 Outlook range, free cash flow conversion that surpassed our annual target range and higher capital returns to shareholders,” commented Julie Beck, MSA Safety Senior Vice President and Chief Financial Officer. "Our strong balance sheet and ample liquidity continue to provide us the ability to deliver on our balanced capital allocation priorities of organic growth, M&A, and capital returns to shareholders, which will enable us to execute our strategy to invest and drive profitable growth," Beck added.
The company deployed capital in line with its capital allocation strategy in 2025 by acquiring M&C TechGroup for $189 million, returning a total of $162 million to shareholders via dividends of $82 million and executing $80 million of share repurchases, while investing $68 million in capital expenditures. MSA maintains a strong liquidity position with net debt at the end of the fourth quarter of $416 million. The company’s net leverage ratio was 0.9x at December 31, 2025. MSA's strong financial profile, including ample liquidity of $1.2 billion, continues to provide optionality around execution of strategic growth initiatives, including acquisitions.
2026 Net Sales Outlook
The company is expecting mid-single digit full-year organic sales growth in 2026, and has provided an update on the operating environment below:
Tailwinds
•Increasing global safety standards creating demand for sophisticated safety products and solutions; diverse end markets provide resiliency
•Favorable underlying demand for fixed and portable detection, including MSA+ connected ecosystem solutions
•Carry-over from fire service late AFG funding and U.S. Government shutdown in 2025
•Industrial PPE to benefit from continued momentum in fall protection
•Positive contribution from strategic pricing actions
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Headwinds
•Continued macroeconomic, tariff and geopolitical policy uncertainty
•Mixed industrial end market demand globally
•Non-recurrence of large detection orders in Latin America
Conference Call
MSA Safety will host a conference call on Thursday, February 12, 2026 at 10:00 a.m. Eastern Time to discuss the fourth quarter and full-year 2025 results. The call and an accompanying slide presentation will be webcast at http://investors.msasafety.com/ under the "News and Events" tab, subheading "Events & Presentations." Investors and interested parties can also dial into the call at 1-844-854-4415 (toll-free) or 1-412-902-6599 (international). When prompted, please instruct the operator to be joined into the MSA Safety Incorporated conference call. A replay of the conference call will be available at http://investors.msasafety.com/ shortly after the conclusion of the presentation and will be available for the next 90 days.
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MSA Safety Incorporated
Consolidated Statement of Income (Unaudited)
(In thousands, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024

Net sales	$510,913	$499,696	$1,874,814	$1,808,140
Cost of products sold	271,521	265,267	1,003,701	947,695
Gross profit	239,392	234,429	871,113	860,445

Selling, general and administrative	105,359	100,378	414,254	394,707
Research and development	16,157	16,831	65,343	66,526
Restructuring charges	1,427	653	3,897	6,397
Currency exchange losses (gains), net	2,564	(1,077)	15,801	3,638
Operating income	113,885	117,644	371,818	389,177

Interest expense	8,431	7,333	31,799	36,889
Other income, net	(7,794)	(6,503)	(26,379)	(22,718)
Total other expense, net	637	830	5,420	14,171

Income before income taxes	113,248	116,814	366,398	375,006
Provision for income taxes	26,315	28,868	87,474	90,039
Net income	86,933	87,946	278,924	284,967

Earnings per share attributable to common shareholders:
Basic	$2.22	$2.23	$7.11	$7.24
Diluted	$2.21	$2.22	$7.09	$7.21

Basic shares outstanding	39,107	39,374	39,216	39,371
Diluted shares outstanding	39,248	39,548	39,346	39,535

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MSA Safety Incorporated
Condensed Consolidated Balance Sheet (Unaudited)
(In thousands)

	December 31, 2025	December 31, 2024
Assets
Cash and cash equivalents	$165,067	$164,560
Trade receivables, net	306,452	279,213
Inventories	343,035	296,796
Other current assets	54,738	62,461
Total current assets	869,292	803,030

Property, plant and equipment, net	283,063	211,865
Prepaid pension cost	279,450	224,638
Goodwill	731,592	620,895
Intangible assets, net	299,127	246,437
Other noncurrent assets	91,850	98,919
Total assets	$2,554,374	$2,205,784

Liabilities and shareholders' equity
Notes payable and current portion of long-term debt, net	$8,225	$26,391
Accounts payable	110,775	108,163
Other current liabilities	170,211	153,539
Total current liabilities	289,211	288,093

Long-term debt, net	572,709	481,622
Pensions and other employee benefits	143,834	134,251
Deferred tax liabilities	127,540	107,691
Other noncurrent liabilities	54,068	50,808
Total shareholders' equity	1,367,012	1,143,319
Total liabilities and shareholders' equity	$2,554,374	$2,205,784
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MSA Safety Incorporated
Condensed Consolidated Statement of Cash Flows (Unaudited)
(In thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024

Net income	$86,933	$87,946	$278,924	$284,967
Depreciation and amortization	18,656	16,770	71,591	64,333
Change in working capital and other operating	16,765	3,192	13,352	(52,872)
Cash flow from operating activities	122,354	107,908	363,867	296,428

Capital expenditures	(16,334)	(14,409)	(68,438)	(54,223)
Acquisition, net of cash acquired	(1,501)	—	(189,275)	—
Property disposals and other investing	60	378	79	468
Cash flow used in investing activities	(17,775)	(14,031)	(257,634)	(53,755)

Change in debt	(48,014)	(43,251)	67,314	(94,254)
Cash dividends paid	(20,706)	(20,089)	(82,344)	(78,759)
Company stock purchases under repurchase program	(39,997)	(9,906)	(79,992)	(29,932)
Other financing	1,078	729	(10,443)	(5,744)
Cash flow used in financing activities	(107,639)	(72,517)	(105,465)	(208,689)

Effect of exchange rate changes on cash, cash equivalents and restricted cash	(1,875)	(11,233)	127	(17,295)

(Decrease) increase in cash, cash equivalents and restricted cash	$(4,935)	$10,127	$895	$16,689
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MSA Safety Incorporated
Sales by Product Group (Unaudited)
(In thousands, except percentages)

Three Months Ended December 31, 2025	Consolidated		Americas		International
	Dollars	Percent	Dollars	Percent	Dollars	Percent
Detection(a)	$217,299	43%	$140,608	42%	$76,691	44%
Fire Service(b)	174,898	34%	120,025	36%	54,873	31%
Industrial PPE and Other(c)	118,716	23%	74,558	22%	44,158	25%
Total	$510,913	100%	$335,191	100%	$175,722	100%

Three Months Ended December 31, 2024	Consolidated		Americas		International
	Dollars	Percent	Dollars	Percent	Dollars	Percent
Detection(a)	$169,578	34%	$108,680	32%	$60,898	37%
Fire Service(b)	216,206	43%	155,008	46%	61,198	38%
Industrial PPE and Other(c)	113,912	23%	73,207	22%	40,705	25%
Total	$499,696	100%	$336,895	100%	$162,801	100%

Twelve Months Ended December 31, 2025	Consolidated		Americas		International
	Dollars	Percent	Dollars	Percent	Dollars	Percent
Detection(a)	$763,393	41%	$501,784	40%	$261,609	43%
Fire Service(b)	647,474	34%	446,245	35%	201,229	33%
Industrial PPE and Other(c)	463,947	25%	313,812	25%	150,135	24%
Total	$1,874,814	100%	$1,261,841	100%	$612,973	100%

Twelve Months Ended December 31, 2024	Consolidated		Americas		International
	Dollars	Percent	Dollars	Percent	Dollars	Percent
Detection(a)	642,792	36%	426,839	34%	215,953	38%
Fire Service(b)	712,684	39%	507,738	41%	204,946	36%
Industrial PPE and Other(c)	452,664	25%	312,064	25%	140,600	26%
Total	$1,808,140	100%	$1,246,641	100%	$561,499	100%
(a) Detection includes Fixed Gas and Flame Detection and Portable Gas detection. Detection includes sales from M&C TechGroup Germany GmbH and its affiliated companies ("M&C"), acquired by the Company, from May 6th, 2025, onward (Americas and International).
(b) Fire Service includes Breathing Apparatus and Firefighter Helmets and Protective Apparel.
(c) Industrial PPE and Other includes Industrial Head Protection, Fall Protection and Non-Core.

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MSA Safety Incorporated
Reconciliation of GAAP to Non-GAAP Financial Measures
Organic revenue change (Unaudited)

Consolidated

	Three Months Ended December 31, 2025
	Detection(a)	Fire Service(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	28%	(19)%	4%	2%
Currency translation effects	(3)%	(2)%	(3)%	(2)%
Less: Acquisitions	(8)%	—%	—%	(3)%
Organic sales change	17%	(21)%	1%	(3)%

	Twelve Months Ended December 31, 2025
	Detection(a)	Fire Service(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	19%	(9)%	2%	4%
Currency translation effects	(1)%	(1)%	—%	(1)%
Less: Acquisitions	(6)%	—%	—%	(2)%
Organic sales change	12%	(10)%	2%	1%

Americas Segment

	Three Months Ended December 31, 2025
	Detection(a)	Fire Service(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	29%	(23)%	2%	(1)%
Currency translation effects	(2)%	—%	(3)%	(1)%
Less: Acquisitions	(3)%	—%	—%	(1)%
Organic sales change	24%	(23)%	(1)%	(3)%

	Twelve Months Ended December 31, 2025
	Detection(a)	Fire Service(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	18%	(12)%	1%	1%
Currency translation effects	—%	—%	1%	—%
Less: Acquisitions	(3)%	—%	—%	(1)%
Organic sales change	15%	(12)%	2%	—%
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International Segment

	Three Months Ended December 31, 2025
	Detection(a)	Fire Service(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	26%	(10)%	8%	8%
Currency translation effects	(4)%	(6)%	(4)%	(5)%
Less: Acquisitions	(18)%	—%	—%	(6)%
Organic sales change	4%	(16)%	4%	(3)%

	Twelve Months Ended December 31, 2025
	Detection(a)	Fire Service(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	21%	(2)%	7%	9%
Currency translation effects	(3)%	(3)%	(3)%	(3)%
Less: Acquisitions	(13)%	—%	—%	(5)%
Organic sales change	5%	(5)%	4%	1%

(a) Detection includes Fixed Gas and Flame Detection and Portable Gas Detection. Detection includes sales from M&C, acquired by the Company, from May 6th, 2025, onward (Americas and International).
(b) Fire Service includes Breathing Apparatus and Firefighter Helmets and Protective Apparel.
(c) Industrial PPE and Other includes Industrial Head Protection, Fall Protection and Non-Core.
Management believes that organic sales change is a useful metric for investors, as foreign currency translation, acquisitions and divestitures can have a material impact on sales change trends. Organic sales change highlights ongoing business performance excluding the impact of fluctuating foreign currencies, acquisitions and divestitures. There can be no assurances that MSA's definition of organic sales change is consistent with that of other companies. As such, management believes that it is appropriate to consider sales change determined on a GAAP basis in addition to this non-GAAP financial measure.
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MSA Safety Incorporated
Reconciliation of Non-GAAP Financial Measures
Adjusted operating income (Unaudited)
Adjusted EBITDA (Unaudited)
(In thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024

Adjusted EBITDA	$135,999	$134,642	$472,911	$469,431
Less:
Depreciation and amortization	14,076	14,484	58,313	55,159
Adjusted operating income	121,923	120,158	414,598	414,272
Less:
Currency exchange losses (gains), net	2,564	(1,077)	15,801	3,638
Acquisition-related amortization	3,582	2,286	12,615	9,174
Restructuring charges	1,427	653	3,897	6,397
Net cost for product related legal matter	—	—	—	5,000
Transaction costs (a)	465	652	10,467	886
GAAP operating income	113,885	117,644	371,818	389,177
Less:
Interest expense	8,431	7,333	31,799	36,889
Other income, net	(7,794)	(6,503)	(26,379)	(22,718)
Income before income taxes	113,248	116,814	366,398	375,006
Provision for income taxes	26,315	28,868	87,474	90,039
Net income	$86,933	$87,946	$278,924	$284,967
(a) Transaction costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred during our evaluation of or in connection with acquisitions and divestitures. These costs are included in Selling, general and administrative expense in the Consolidated Statements of Operations.

Adjusted operating income, adjusted operating margin, adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) and adjusted EBITDA margin are non-GAAP financial measures and operating ratios derived from non-GAAP measures. Adjusted operating income is defined as operating income excluding restructuring charges, currency exchange gains / losses, acquisition-related amortization, net cost for product related legal matter and transaction costs. Adjusted operating margin is defined as adjusted operating income divided by net sales to external customers. Adjusted EBITDA is defined as adjusted operating income plus depreciation and amortization, and adjusted EBITDA margin is defined as adjusted EBITDA divided by net sales to external customers. These metrics are consistent with how management evaluates segment results and makes strategic decisions about the business. Additionally, these non-GAAP financial measures provide information useful to investors in understanding our operating performance and trends, and to facilitate comparisons with the performance of our peers. Adjusted operating income, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin are not recognized terms under GAAP, and therefore do not purport to be alternatives to operating income or operating margin as a measure of operating performance. The company's definition of adjusted operating income, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin may not be comparable to similarly titled measures of other companies. As such, management believes that it is appropriate to consider operating income and net income determined on a GAAP basis in addition to these non-GAAP measures.

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MSA Safety Incorporated
Reconciliation of Non-GAAP Financial Measures
Adjusted earnings (Unaudited)
Adjusted earnings per diluted share (Unaudited)
(In thousands, except percentages and per share amounts)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2025	2024	% Change	2025	2024	% Change

Net income	$86,933	$87,946	(1)%	$278,924	$284,967	(2)%

Currency exchange losses (gains), net	2,564	(1,077)		15,801	3,638
Restructuring charges	1,427	653		3,897	6,397
Acquisition-related amortization	3,582	2,286		12,615	9,174
Transaction costs (a)	465	652		10,467	886
Asset related losses (gains)	419	(141)		1,408	819
Pension settlement	—	—		721	1,308
Net cost for product related legal matter	—	—		—	5,000
Income tax expense on adjustments	(2,019)	(1,277)		(11,904)	(7,689)
Adjusted earnings	$93,371	$89,042	5%	$311,929	$304,500	2%

Adjusted earnings per diluted share	$2.38	$2.25	6%	$7.93	$7.70	3%
(a) Transaction costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred during our evaluation of or in connection with acquisitions and divestitures. These costs are included in Selling, general and administrative expense in the Consolidated Statements of Operations.

Management believes that adjusted earnings and adjusted diluted earnings per share are useful measures for investors, as management uses these measures to internally assess the company’s performance and ongoing operating trends. There can be no assurances that additional special items will not occur in future periods, nor that MSA's definition of adjusted earnings is consistent with that of other companies. As such, management believes that it is appropriate to consider both net income determined on a GAAP basis as well as adjusted earnings.
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MSA Safety Incorporated
Reconciliation of Non-GAAP Financial Measures
Debt to adjusted EBITDA / Net debt to adjusted EBITDA (Unaudited)
(In thousands)

Twelve Months Ended December 31, 2025
Operating income	$371,818
Depreciation and amortization	58,313
Currency exchange losses, net	15,801
Restructuring charges	3,897
Acquisition-related amortization	12,615
Transaction costs (a)	10,467
Adjusted EBITDA	$472,911

Total end-of-period debt	580,934

Debt to adjusted EBITDA	1.2

Total end-of-period debt	580,934
Total end-of-period cash and cash equivalents	165,067
Net debt	$415,867

Net debt to adjusted EBITDA	0.9
(a) Transaction costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred during our evaluation of or in connection with acquisitions and divestitures. These costs are included in Selling, general and administrative expense in the Consolidated Statements of Operations.

Management believes that Debt to adjusted EBITDA and Net debt to adjusted EBITDA are useful measures for investors, as management uses these measures to internally assess the company’s liquidity and balance sheet strength. There can be no assurances that that MSA's definition of Debt to adjusted EBITDA and Net debt to adjusted EBITDA is consistent with that of other companies.

About MSA Safety:
MSA Safety Incorporated (NYSE: MSA) is the global leader in advanced safety products, technologies and solutions. Driven by its singular mission of safety, the Company has been at the forefront of safety innovation since 1914, protecting workers and facility infrastructure around the world across a broad range of diverse end markets while creating sustainable value for shareholders. With 2025 revenues of $1.9 billion, MSA Safety is headquartered in Cranberry Township, Pennsylvania and employs a team of approximately 5,300 associates across its more than 40 international locations. For more information, please visit www.MSASafety.com.
Cautionary Statement Regarding Forward-Looking Statements:
Except for historical information, certain matters discussed in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance and involve various assumptions, known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by words such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or other comparable words. Actual results, performance or outcomes may differ materially from those expressed or implied by these forward-looking statements and may not align with historical performance and events due to a number of factors, including those discussed in the sections of our annual report on Form 10-K entitled “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors,” and those discussed in our Form 10-Q quarterly reports filed after such annual report. MSA’s SEC filings are readily obtainable at no charge at www.sec.gov, as well as on its own investor relations website at http://investors.MSAsafety.com. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements, and caution should be exercised against placing undue reliance upon such statements, which are based only on information currently available to us and speak only as of the date hereof. We are under no duty to update publicly any of the forward-looking statements after the date of this earnings press release, whether as a result of new information, future events or otherwise, except as required by law.
Non-GAAP Financial Measures:
This press release includes certain non-GAAP financial measures. These financial measures include organic sales change, adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted earnings, adjusted earnings per diluted share, debt to adjusted EBITDA, and net debt to adjusted EBITDA. These non-GAAP financial measures provide information useful to investors in understanding our operating performance and trends, and to facilitate comparisons with the performance of our peers. Management also uses these measures internally to assess and better understand our underlying business performance and trends related to core business activities. The non-GAAP financial measures and key performance indicators we use, and computational methods with respect thereto, may differ from the non-GAAP financial measures and key performance indicators, and computational methods, that our peers use to assess their performance and trends.

The presentation of these non-GAAP financial measures does not comply with U.S. generally accepted accounting principles ("GAAP"). These non-GAAP financial measures should be viewed as supplemental in nature, and not as a substitute for, or superior to, our reported results prepared in accordance with GAAP. When non-GAAP financial measures are disclosed, the Securities and Exchange Commission's Regulation G requires: (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. For an explanation of these measures, with a reconciliation to the most directly comparable GAAP financial measure, see the Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures in the financial tables section above.

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